UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026
RIGEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

611 Gateway Boulevard Suite 900
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 624-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RIGL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Equity Compensation Plans

Approval of 2018 Equity Incentive Plan, As Amended

On May 14, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Rigel Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan, as amended (the “Amended 2018 Plan”), to, among other things, add an additional 500,000 shares to the number of shares of common stock authorized for issuance under the Amended 2018 Plan.

The Amended 2018 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Amended 2018 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 3, 2026 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2018 Plan, which is attached as Appendix A to the Proxy Statement.

Approval of 2000 Employee Stock Purchase Plan, As Amended

On May 14, 2026, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2000 Employee Stock Purchase Plan, as amended (the “Amended ESPP”), to, among other things, add an additional 360,000 shares to the number of shares of common stock authorized for issuance under the Amended ESPP.

The Amended ESPP previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Amended ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended ESPP is set forth in the Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended ESPP, which is attached as Appendix B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Proxy Statement.

Election of Directors

Each of the nominees for director, to serve until the Company’s 2029 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified, was elected as follows:

Name of Director	For	Withheld	Abstain	Broker Non-Votes
Alison Hannah, M.D.	9,202,113	1,469,709	49,583	3,406,029
Walter Moos, Ph.D.	10,436,673	242,736	41,996	3,406,029
Raul Rodriguez	10,486,503	192,614	42,288	3,406,029

Approval of the Amended 2018 Equity Incentive Plan
The Company’s stockholders approved the Amended 2018 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
6,497,964	3,813,701	409,740	3,406,029
Approval of the 2000 Employee Stock Purchase Plan

The Company’s stockholders approved the Amended 2000 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
9,840,922	475,464	405,019	3,406,029
Say-on-Pay

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
9,013,480	1,291,609	416,316	3,406,029
Ratification of Selection of Ernst & Young

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
12,590,773	1,506,852	29,809	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026	RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Raymond J. Furey
Raymond J. Furey
Executive Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary